UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: February 29, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

FORM N-Q

FEBRUARY 29, 2012

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 30.6%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 1.8%
American Honda Finance Corp., Senior Notes	0.897%	11/7/12	$500,000	$500,822	(a)(b)
Daimler Finance NA LLC, Senior Notes	1.742%	9/13/13	650,000	649,781	(a)(b)
Honda Motor Co., Ltd., Notes	0.732%	8/28/12	2,000,000	2,002,210	(a)(b)
Volkswagen International Finance NV, Senior Notes	1.191%	4/1/14	840,000	832,032	(a)(b)

Total Automobiles				3,984,845

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	20,100

Hotels, Restaurants & Leisure - 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	26,100
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	44,000
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	40,855	39,068	(b)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	10,000	10,975	(b)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	17,138
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	39,987
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	20,000	19,550	(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	10,000	10,600	(b)(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	10,000	11,650

Total Hotels, Restaurants & Leisure				219,068

Media - 0.0%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	25,800	(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	20,700	(b)

Total Media				46,500

Multiline Retail - 0.4%
Target Corp., Senior Notes	0.610%	1/11/13	140,000	140,215	(a)
Target Corp., Senior Notes	0.735%	7/18/14	810,000	812,631	(a)

Total Multiline Retail				952,846

Textiles, Apparel & Luxury Goods - 0.0%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	30,000	32,813

TOTAL CONSUMER DISCRETIONARY				5,256,172

CONSUMER STAPLES - 1.3%
Beverages - 0.5%
Coca-Cola Co., Senior Notes	0.553%	5/15/12	710,000	710,625	(a)
PepsiCo Inc., Senior Notes	0.593%	5/10/13	430,000	431,284	(a)

Total Beverages				1,141,909

Food Products - 0.8%
Archer-Daniels-Midland Co., Senior Notes	0.670%	8/13/12	700,000	701,342	(a)
Kraft Foods Inc., Senior Notes	1.457%	7/10/13	1,000,000	1,005,505	(a)

Total Food Products				1,706,847

Tobacco - 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	10,075

TOTAL CONSUMER STAPLES				2,858,831

ENERGY - 0.3%
Energy Equipment & Services - 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	35,000	36,450
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	15,562	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	94,725

Total Energy Equipment & Services				146,737

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 0.2%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	$20,000	$23,100
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	65,000	70,850
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	40,000	42,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	43,800
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	157,142
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	70,000	74,990	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	11,350
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	21,400
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	37,000	49,523

Total Oil, Gas & Consumable Fuels				494,155

TOTAL ENERGY				640,892

FINANCIALS - 22.8%
Capital Markets - 6.2%
Credit Suisse AG, Senior Notes	1.527%	1/14/14	2,750,000	2,727,893	(a)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,000,000	525,000	(b)(d)(e)(f)
Merrill Lynch & Co. Inc., Senior Notes	0.757%	6/5/12	2,470,000	2,463,484	(a)
Morgan Stanley, Medium-Term Notes	0.883%	1/9/14	2,000,000	1,879,688	(a)
Morgan Stanley, Senior Notes	0.913%	6/20/12	2,710,000	2,716,490	(a)
Morgan Stanley, Senior Notes	3.006%	5/14/13	1,320,000	1,322,335	(a)
NIBC Bank NV, Senior Notes	0.869%	12/2/14	2,570,000	2,546,469	(a)(b)

Total Capital Markets				14,181,359

Commercial Banks - 8.0%
American Express Bank FSB, Senior Notes	0.404%	6/12/12	1,016,000	1,015,972	(a)
Australia & New Zealand Banking Group Ltd., Notes	0.783%	7/7/12	500,000	499,972	(a)(b)
BNP Paribas, Senior Notes	1.482%	1/10/14	550,000	537,544	(a)
Citibank N.A., Senior Notes	0.503%	11/15/12	3,000,000	3,007,419	(a)
Danske Bank A/S, Senior Notes	1.617%	4/14/14	690,000	675,863	(a)(b)
Dexia Credit Local, Senior Notes	1.033%	4/29/14	910,000	846,365	(a)(b)
Dexia Credit Local NY, Senior Notes	0.927%	3/5/13	1,400,000	1,336,829	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,143,448	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	527,172	(b)
Glitnir Banki HF, Senior Notes	5.829%	1/18/12	2,500,000	687,500	(a)(b)(d)(e)(f)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	92,500	(a)(b)(d)(e)(f)
Nordea Eiendomskreditt AS, Secured Bonds	1.003%	4/7/14	1,390,000	1,350,192	(a)(b)
PNC Financial Services Group Inc., Notes	0.781%	4/1/12	3,000,000	3,001,674	(a)
Wachovia Corp., Senior Notes	0.691%	4/23/12	2,000,000	2,001,344	(a)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,663,825	(b)

Total Commercial Banks				18,387,619

Consumer Finance - 2.1%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,215,839
Ally Financial Inc., Senior Notes	7.500%	12/31/13	125,000	133,438
Ally Financial Inc., Senior Notes	5.500%	2/15/17	620,000	628,625
American Express Bank FSB, Senior Notes	0.374%	5/29/12	1,750,000	1,749,878	(a)

Total Consumer Finance				4,727,780

Diversified Financial Services - 5.0%
Bank of America Corp., Senior Notes	2.100%	4/30/12	1,500,000	1,504,771
Citigroup Inc.	2.125%	4/30/12	2,000,000	2,006,452
Citigroup Inc., Senior Notes	0.680%	3/16/12	1,648,000	1,648,104	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	711,265
General Electric Capital Corp., Senior Notes	0.727%	7/27/12	1,850,000	1,853,428	(a)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,270,000	1,289,950
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	158,550
NCUA Guaranteed Notes, Senior Notes	0.274%	6/12/13	780,000	779,392	(a)
SSIF Nevada LP, Senior Notes	1.267%	4/14/14	1,400,000	1,380,036	(a)(b)

Total Diversified Financial Services				11,331,948

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 1.5%
American International Group Inc., Senior Notes	3.750%	11/30/13	$620,000	$626,309	(b)
MetLife Inc., Senior Notes	1.781%	8/6/13	800,000	807,473	(a)
Suncorp-Metway Ltd., Senior Notes	2.067%	7/16/12	1,970,000	1,981,509	(a)(b)

Total Insurance				3,415,291

TOTAL FINANCIALS				52,043,997

HEALTH CARE - 1.0%
Health Care Providers & Services - 0.3%
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	644,635
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	5,000	5,175	(a)
US Oncology Inc. Escrow	—	—	20,000	400	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	21,150

Total Health Care Providers & Services				671,360

Pharmaceuticals - 0.7%
Johnson & Johnson, Senior Notes	0.593%	5/15/14	900,000	905,875	(a)
Sanofi, Senior Notes	0.884%	3/28/14	700,000	703,649	(a)

Total Pharmaceuticals				1,609,524

TOTAL HEALTH CARE				2,280,884

INDUSTRIALS - 0.5%
Airlines - 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	40,000	41,800	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	20,382	20,687
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	8,000	8,620	(b)

Total Airlines				71,107

Commercial Services & Supplies - 0.0%
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	10,000	11,650	(b)

Industrial Conglomerates - 0.0%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	30,000	33,525

Machinery - 0.4%
Caterpillar Inc., Senior Notes	0.593%	11/21/12	800,000	800,882	(a)

Road & Rail - 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	49,000	57,330
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	21,000	23,520

Total Road & Rail				80,850

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	105,000	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	41,600

Total Trading Companies & Distributors				146,600

TOTAL INDUSTRIALS				1,144,614

INFORMATION TECHNOLOGY - 0.6%
IT Services - 0.6%
International Business Machines Corp., Senior Notes	0.576%	6/15/12	1,370,000	1,371,451	(a)

Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	40,000	44,200	(b)

TOTAL INFORMATION TECHNOLOGY				1,415,651

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	$360,000	$376,849
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	5,974
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	6,000	6,911

Total Metals & Mining				389,734

Paper & Forest Products - 0.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	45,500
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	33,412	(f)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	29,325

Total Paper & Forest Products				108,237

TOTAL MATERIALS				497,971

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.5%
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,275
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	175,000	185,500
Qwest Corp., Senior Notes	3.796%	6/15/13	180,000	184,050	(a)
Verizon Communications Inc., Senior Notes	1.184%	3/28/14	840,000	847,475	(a)

Total Diversified Telecommunication Services				1,222,300

Wireless Telecommunication Services - 0.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	16,050
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	149,150

Total Wireless Telecommunication Services				165,200

TOTAL TELECOMMUNICATION SERVICES				1,387,500

UTILITIES - 1.0%
Independent Power Producers & Energy Traders - 0.6%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	249,700
AES Corp., Senior Notes	8.000%	10/15/17	110,000	127,325
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	794,430
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	100,353

Total Independent Power Producers & Energy Traders				1,271,808

Multi-Utilities - 0.4%
DTE Energy Co., Senior Notes	1.227%	6/3/13	370,000	371,321	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	513,878

Total Multi-Utilities				885,199

TOTAL UTILITIES				2,157,007

TOTAL CORPORATE BONDS & NOTES (Cost - $75,109,020)				69,683,519

ASSET-BACKED SECURITIES - 14.9%
Ally Auto Receivables Trust, 2010-2 A3	1.380%	7/15/14	505,048	507,647
Ally Auto Receivables Trust, 2011-4 A2	0.650%	3/17/14	850,000	851,152
American Express Credit Account Master Trust, 2011-2 A	0.369%	6/15/16	2,200,000	2,199,615	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.294%	7/25/32	1,419,263	1,186,906	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.944%	8/25/32	349,170	263,600	(a)
ARI Fleet Lease Trust, 2010-A A	1.699%	8/15/18	156,973	157,044	(a)(b)
Business Loan Express, 2001-2A A	0.824%	1/25/28	683,981	435,230	(a)(b)
Business Loan Express, 2002-1A A	0.794%	7/25/28	487,146	422,756	(a)(b)
Business Loan Express, 2002-AA A	0.894%	6/25/28	419,657	219,219	(a)(b)
Business Loan Express, 2003-AA A	1.199%	5/15/29	840,058	547,326	(a)(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - (continued)
Chase Issuance Trust, 2011-A3 A3	0.369%	12/15/15	$400,000	$400,064	(a)
Citibank Credit Card Issuance Trust, 2009-A1 A1	1.999%	3/17/14	1,300,000	1,300,929	(a)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,400,000	1,404,748	(b)
GSAMP Trust, 2006-SEA1 A	0.544%	5/25/36	1,311,382	1,076,353	(a)(b)
Honda Auto Receivables Owner Trust, 2011-2 A2	0.570%	7/18/13	2,564,543	2,565,515
NCUA Guaranteed Notes, 2010-A1 A	0.607%	12/7/20	3,132,499	3,142,836	(a)
New Century Home Equity Loan Trust, 2004-2 M2	0.864%	8/25/34	5,267,990	4,347,804	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.669%	5/25/33	610,298	345,065	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.104%	6/25/33	888,462	700,061	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.684%	8/25/33	756,824	627,529	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.744%	12/25/33	2,256,896	1,816,095	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	19,185	19,935
SACO I Trust, 2006-5 1A	0.544%	4/25/36	526,216	192,257	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.294%	6/25/33	623,637	421,494	(a)
SLM Student Loan Trust, 2003-11 A4	0.736%	6/15/20	223,077	222,581	(a)
SLM Student Loan Trust, 2004-02 A4	0.690%	10/25/19	653,218	650,222	(a)
SLM Student Loan Trust, 2004-04 A4	0.690%	1/25/19	1,018,820	1,014,982	(a)
SLM Student Loan Trust, 2004-10 A5A	1.310%	4/25/23	1,200,000	1,192,954	(a)(b)
SLM Student Loan Trust, 2005-05 A2	0.640%	10/25/21	306,751	305,778	(a)
SLM Student Loan Trust, 2006-4 A4	0.640%	4/25/23	388,667	387,752	(a)
SLM Student Loan Trust, 2006-8 A3	0.580%	1/25/18	496,806	496,507	(a)
SLM Student Loan Trust, 2007-2 A2	0.560%	7/25/17	594,298	589,842	(a)
SLM Student Loan Trust, 2008-5 A2	1.660%	10/25/16	318,578	320,852	(a)
SLM Student Loan Trust, 2011-B A1	1.099%	12/16/24	714,071	707,534	(a)(b)
SLM Student Loan Trust, 2012-A A1	1.657%	8/15/25	1,100,000	1,100,862	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.924%	1/25/34	118,169	89,505	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.924%	1/25/33	521,713	430,988	(a)
Toyota Auto Receivables Owner Trust, 2011-A A2	0.610%	5/15/13	1,266,179	1,266,738

TOTAL ASSET-BACKED SECURITIES (Cost - $37,895,256)				33,928,277

COLLATERALIZED MORTGAGE OBLIGATIONS - 21.3%
American Home Mortgage Assets, 2006-4 1A12	0.454%	10/25/46	3,596,598	1,718,397	(a)
Banc of America Funding Corp., 2007-C 5A1	2.721%	5/20/36	57,920	41,683	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.747%	3/25/33	40,780	41,622	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.744%	3/25/35	556,444	463,844	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.829%	2/25/35	527,681	387,202	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.708%	10/25/36	301,038	187,094	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.344%	10/25/33	1,764,032	1,590,881	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.544%	8/25/35	13,579	9,167	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.534%	10/25/35	42,239	28,147	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.444%	1/25/36	19,268	11,705	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.474%	7/25/36	124,084	72,937	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.744%	12/25/17	777,438	733,144	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.785%	9/25/33	673,697	624,181	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.694%	6/25/34	689,911	587,906	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.820%	2/25/48	565,348	565,952	(a)(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.970%	12/29/45	$1,088,296	$1,077,413	(a)(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.081%	6/1/28	298,761	298,684	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	3.885%	1/25/28	373,701	397,109	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.430%	3/25/42	2,581,776	2,715,824	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.407%	8/25/43	2,514,903	2,588,600	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	1,209,303	1,212,907
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.681%	3/25/27	643,171	636,517	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.544%	10/25/35	1,000,614	999,937	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.644%	8/25/33	1,729,355	1,732,454	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.194%	8/25/42	2,188,249	2,376,929	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.644%	5/25/42	354,440	353,616	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.136%	6/25/30	623,328	608,545	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.845%	4/18/29	951,666	36,616	(a)(e)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.746%	2/20/61	624,450	613,910	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.946%	6/20/24	466,079	386,904	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	840,000	826,899	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.752%	5/25/35	413,329	297,745	(a)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.766%	6/19/34	1,055,986	710,603	(a)
IMPAC CMB Trust, 2003-8 1A2	1.244%	10/25/33	81,397	68,407	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.044%	11/25/34	241,661	222,741	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.106%	10/25/35	1,799,228	1,372,459	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.145%	9/15/29	444,086	11,911	(a)(e)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.413%	10/15/35	1,248,582	57,585	(a)(e)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.582%	2/25/35	705,449	699,284	(a)
NCUA Guaranteed Notes, 2011-R1 1A	0.713%	1/8/20	693,064	694,256	(a)
New York Mortgage Trust Inc., 2005-2 A	0.574%	8/25/35	838,238	778,345	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.924%	12/25/33	1,337,897	1,241,584	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	16,844	18,031
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	12,308	12,533
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	25,025	23,894
Residential Asset Securitization Trust, 2003-A5 A5	0.744%	6/25/33	477,807	468,480	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.694%	11/25/33	645,937	593,879	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.644%	5/25/34	533,967	507,026	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.192%	9/20/32	467,646	445,888	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.906%	6/20/33	431,377	377,455	(a)
Structured ARM Loan Trust, 2004-01 2A	0.554%	2/25/34	287,039	257,409	(a)
Structured ARM Loan Trust, 2004-02 1A1	2.907%	3/25/34	653,102	653,633	(a)
Structured ARM Loan Trust, 2004-17 A1	1.066%	11/25/34	891,151	763,438	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.844%	7/25/32	$832,487	$760,262	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.531%	12/27/35	1,315,008	661,500	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.624%	12/27/35	834,206	59,535	(a)
Structured Asset Securities Corp., 1998-3 M1	1.244%	3/25/28	943,206	820,001	(a)
Structured Asset Securities Corp., 1998-8 M1	1.184%	8/25/28	2,070,845	1,653,619	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.056%	6/25/32	310,420	265,473	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	73,298	67,120	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.744%	4/25/33	367,502	354,565	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.646%	6/25/35	1,556,169	1,338,199	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.144%	3/25/44	196,582	179,494	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.784%	8/20/35	1,262,974	894,035	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.394%	6/25/33	1,578,056	1,544,903	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.582%	4/25/44	645,935	510,707	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.157%	8/25/46	1,490,132	662,386	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.177%	7/25/46	3,178,244	2,031,618	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR09 1A	1.197%	8/25/46	91,149	55,839	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	2.535%	9/25/36	1,150,543	845,983	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.620%	11/25/34	1,674,028	1,569,791	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR11 A6	5.149%	8/25/36	188,468	153,576	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $56,688,486)				48,631,918

COLLATERALIZED SENIOR LOANS - 5.4%
CONSUMER DISCRETIONARY - 3.4%
Auto Components - 0.4%
Allison Transmission Inc., Term Loan B	2.750%	8/7/14	889,507	882,611	(g)

Hotels, Restaurants & Leisure - 1.1%
Aramark Corp., Term Loan	2.454%	1/27/14	279,758	278,301	(g)
Aramark Corp., Term Loan	3.829%	7/26/16	608,838	606,174	(g)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	9,950	9,900	(g)
Golden Nugget Inc., Delayed Draw Term Loan	3.250%	6/30/14	993,924	937,188	(g)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.750%	11/23/16	126,703	123,061	(g)
Las Vegas Sands LLC, Term Loan B	2.750%	11/23/16	501,642	487,881	(g)

Total Hotels, Restaurants & Leisure				2,442,505

Media - 1.1%
Cengage Learning Acquisitions Inc., Term Loan	2.490%	7/3/14	957,500	890,409	(g)
Charter Communications Operating LLC, Term Loan C	3.830%	9/6/16	855,060	850,781	(g)
Univision Communications Inc.	4.494%	3/31/17	874,148	815,264	(g)
UPC Holding BV, Term Loan T2	3.768%	12/30/16	85,406	84,499	(g)

Total Media				2,640,953

Multiline Retail - 0.4%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	925,000	919,072	(g)

Specialty Retail - 0.4%
Michaels Stores Inc., Term Loan B2	4.875 - 5.125%	7/29/16	925,337	922,304	(g)

TOTAL CONSUMER DISCRETIONARY				7,807,445

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Community Health Systems Inc., Delayed Draw Term Loan	3.250%	7/25/14	$44,968	$44,450	(g)
Community Health Systems Inc., Term Loan B	2.494 - 4.500%	7/25/14	875,967	865,869	(g)
HCA Inc., Term Loan B1	2.494%	11/18/13	630,983	628,578	(g)

TOTAL HEALTH CARE				1,538,897

INDUSTRIALS - 0.7%
Airlines - 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.560%	7/31/14	561,786	556,870	(g)

Commercial Services & Supplies - 0.3%
Altegrity Inc., Term Loan	2.996%	2/21/15	629,316	594,704	(g)

Industrial Conglomerates - 0.2%
Pinafore LLC, Term Loan B	4.250%	9/29/16	449,501	450,232	(g)

Marine - 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	1,875	1,875	(e)(g)
Trico Shipping AS, Term Loan B	-	5/13/14	3,300	3,300	(e)(g)(h)

Total Marine				5,175

TOTAL INDUSTRIALS				1,606,981

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
First Data Corp., Term Loan B	4.245%	3/23/18	395,228	355,623	(g)
First Data Corp., Term Loan B2	2.995%	9/24/14	479,348	459,665	(g)

TOTAL INFORMATION TECHNOLOGY				815,288

UTILITIES - 0.2%
Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.757 - 4.776%	10/10/17	930,144	521,268	(g)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $12,870,627)				12,289,879

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.8%
U.S. Government Agencies - 19.5%
Federal Farm Credit Bank (FFCB), Bonds	0.250%	10/15/13	2,000,000	2,001,596	(a)
Federal Home Loan Bank (FHLB), Bonds	0.375%	1/29/14	2,520,000	2,520,161
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.756%	8/1/29	40,832	41,419	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	246,026	248,499	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.725%	8/1/32	32,165	32,336	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.445%	12/1/26	102,708	108,032	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.597%	7/1/29	273,322	289,627	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.651%	7/1/29	92,999	98,373	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.216%	7/1/33	869,086	902,084	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.472%	8/1/25	67,063	67,712	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.001%	12/1/30	41,939	42,139	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,597	2,965
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.213%	5/6/13	3,500,000	3,506,612	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.374%	12/1/23	$147,112	$155,217	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.342%	2/1/24	96,233	96,863	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.163%	4/1/26	488,331	512,131	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.292%	6/1/29	927,870	980,388	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.618%	7/1/29	276,708	292,237	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.569%	3/1/31	172,524	182,792	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	5,699	5,749	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.540%	3/1/33	1,574,823	1,666,636	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	303,036	318,802	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.711%	5/1/33	898,727	958,854	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.563%	7/1/27	57,437	58,073	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.205%	12/1/30	135,729	136,471	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.501%	2/1/31	797,362	855,030	(a)
Federal National Mortgage Association (FNMA), Bonds	1.972%	4/1/33	393,622	412,616	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.624%	5/1/30	366,018	367,764	(a)
Federal National Mortgage Association (FNMA), Notes	0.234%	7/26/12	1,500,000	1,500,911	(a)
Federal National Mortgage Association (FNMA), Notes	0.266%	11/23/12	3,000,000	3,003,465	(a)
Federal National Mortgage Association (FNMA), Notes	0.350%	12/3/12	2,250,000	2,253,629	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.435%	11/1/18	168,142	178,988	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.345%	4/1/20	62,695	66,310	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.339%	7/1/21	64,936	65,276	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.434%	8/1/22	40,856	43,496	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.588%	7/1/23	63,379	67,552	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.902%	8/1/23	67,933	68,259	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.538%	2/1/24	168,304	178,692	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.204%	4/1/25	410,493	430,372	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.301%	12/1/25	58,905	61,820	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.466%	1/1/27	152,652	161,356	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.603%	7/1/27	247,399	263,135	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.969%	8/1/27	175,099	178,386	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.325%	2/1/28	$28,021	$29,166	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.475%	3/1/28	88,342	89,536	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.506%	2/1/29	231,080	244,678	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.526%	8/1/29	407,392	433,306	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	11/1/29	333,855	353,172	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.573%	1/1/30	159,608	161,093	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.727%	12/1/30	716,169	760,398	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	194,772	205,251	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	172,280	181,248	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.484%	3/1/31	137,576	146,061	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.246%	4/1/31	60,599	63,681	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.255%	4/1/31	273,271	287,886	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.366%	7/1/31	134,763	142,145	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.374%	9/1/31	80,573	84,968	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	348,283	366,845	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	159,050	160,291	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.250%	6/1/32	62,350	62,640	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.580%	7/1/32	352,547	353,795	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.141%	9/1/32	505,748	528,294	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.267%	12/1/32	848,388	865,705	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	158,069	162,905	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.415%	1/1/33	257,432	258,111	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.513%	5/1/33	590,462	617,751	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.289%	8/1/32	266,037	281,500	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.465%	12/1/20	329,120	332,008	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.575%	6/1/24	9,602	9,709	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.375%	7/1/24	254,473	263,902	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.059%	9/1/24	250,460	256,127	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.250%	9/1/24	697,067	721,510	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.750%	11/1/31	71,007	72,318	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.126%	1/1/33	$370,418	$391,282	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.048%	5/1/33	1,440,989	1,504,634	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.146%	6/1/33	892,121	941,524	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.772%	6/1/30	1,036,583	1,107,784	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	82,944	86,685	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/17	106,969	110,763	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	405,456	423,132	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	121,373	125,956	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	138,336	144,575	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/22	842,113	871,983	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/22	211,619	218,641	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	536,944	555,654	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	286,568	296,554	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	108,867	112,660	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/23	178,254	184,577	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	1/20/24	138,266	143,159	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	3/20/24	287,185	297,347	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/26	174,188	180,366	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/27	347,372	358,897	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	336,105	347,817	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	4/20/32	422,077	437,048	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/32	134,435	139,203	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	7/20/32	940,453	971,656	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/32	612,184	632,495	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/32	138,588	143,187	(a)

Total U.S. Government Agencies				44,606,404

U.S. Government Obligations - 2.3%
U.S. Treasury Notes	0.125%	12/31/13	2,200,000	2,193,556
U.S. Treasury Notes	0.250%	1/15/15	3,000,000	2,986,641

Total U.S. Government Obligations				5,180,197

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $49,061,417)				49,786,601

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

SECURITY			SHARES	VALUE
COMMON STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Tropicana Entertainment Inc.			17,545	$285,106	*(c)

INDUSTRIALS - 0.0%
Marine - 0.0%
DeepOcean Group Holding AS			886	14,398	*(c)

MATERIALS - 0.0%
Chemicals - 0.0%
Georgia Gulf Corp.			935	30,163	*

TOTAL COMMON STOCKS (Cost - $339,880)				329,667

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Buffets Restaurant Holdings (Cost - $0)		4/28/14	21	0	*(c)(i)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $231,964,686)				214,649,861

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 5.8%
Certificate of Deposit - 0.9%
Rabobank Nederland of NY, Senior Deposits (Cost - $2,000,351)	0.663%	11/30/12	$2,000,000	2,000,146	(a)

U.S. Government Agencies - 0.5%
Federal Home Loan Bank (FHLB), Discount Notes (Cost - $1,249,450)	0.120%	7/11/12	1,250,000	1,249,679	(j)

Repurchase Agreements - 4.4%
State Street Bank & Trust Co. repurchase agreement dated 2/29/12; Proceeds at maturity - $9,984,003; (Fully collateralized by U.S. Treasury Notes, 3.125% due 5/15/21; Market Value - $10,188,879) (Cost - $9,984,000)	0.010%	3/1/12	9,984,000	9,984,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $13,233,801)				13,233,825

TOTAL INVESTMENTS - 100.0% (Cost - $245,198,487#)				227,883,686
Other Assets in Excess of Liabilities - 0.0%				60,986

TOTAL NET ASSETS - 100.0%				$227,944,672

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	The maturity principal is currently in default as of February 29, 2012.

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of February 29, 2012.

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	All or a portion of this loan is unfunded as of February 29, 2012.

(i)	Value is less than $1.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMB	— Cash Management Bill

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2012

CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest rate swaption with Credit Suisse, Put	8/26/14	2.50%	$61,364,000	$105,746

TOTAL WRITTEN OPTIONS (Premiums received - $258,496)				$105,746

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$69,672,919	$10,600	$69,683,519
Asset-backed securities	—	33,928,277	—	33,928,277
Collateralized mortgage obligations	—	47,554,505	1,077,413	48,631,918
Collateralized senior loans	—	12,289,879	—	12,289,879
U.S. government & agency obligations	—	49,786,601	—	49,786,601

Notes to Schedule of Investments (unaudited) (continued)

Common stocks	$30,163	—	299,504		329,667
Warrants	—	—	0	*	0	*

Total long-term investments	$30,163	$213,232,181	$1,387,517		$214,649,861

Short-term investments†	—	13,233,825	—		13,233,825

Total investments	$30,163	$226,466,006	$1,387,517		$227,883,686

Other financial instruments:
Futures contracts	$608	—	—		$608

Total	$30,771	$226,466,006	$1,387,517		$227,884,294

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$105,746	—		$105,746
Futures contracts	$2,999	—	—		2,999

Total	$2,999	$105,746	—		$108,745

†	See Schedule of Investments for additional detailed categorizations.
*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED MORTGAGE OBLIGATIONS	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	WARRANTS		TOTAL
Balance as of May 31, 2011	—	$1,204,467	$6,601	$285,106	$0	*	$1,496,174
Accrued premiums/discounts	—	—	—	—	—		—
Realized gain (loss)	—	—	—	—	—		—
Change in unrealized appreciation (depreciation)(1)	—	(12,326)	—	—	—		(12,326)
Purchases	$10,600	—	—	—	—		3,999
Sales	—	(114,728)	—	—	—		(114,728)
Transfers into Level 3(2)	—	—	—	14,398	—		14,398
Transfers out of Level 3(3)	—	—	(6,601)	—	—		—

Balance as of February 29, 2012	$10,600	$1,077,413	—	$299,504	$0	*	$1,387,517

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2012 (1)	—	$(12,326)	—	—	—		$(12,326)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.
(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty

Notes to Schedule of Investments (unaudited) (continued)

defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to fluctuations in interest rates. The Fund may also purchase or write options to manage exposure to an underlying instrument or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Notes to Schedule of Investments (unaudited) (continued)

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 29, 2012, the Fund held written options with credit related contingent features which had a liability position of $105,746. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,669,629
Gross unrealized depreciation	(18,984,430)

Net unrealized depreciation	$(17,314,801)

At February 29, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	14	6/12	$1,727,405	$1,724,406	$(2,999)
Contracts to Sell:
U.S. Treasury 2-Year Notes	10	6/12	2,202,952	2,202,344	608

Net unrealized loss on open futures contracts					$(2,391)

During the period ended February 29, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2011	—	—
Options written	61,364,000	$258,496
Options closed	—	—
Options expired	—	—

Written options, outstanding as of February 29, 2012	61,364,000	$258,496

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 29, 2012.

		Futures Contracts
Primary Underlying Risk Disclosure	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(105,746)	$608	$(2,999)	$(108,137)

During the period ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$129,735
Futures contracts (to buy)	20,956,888
Futures contracts (to sell)	2,201,469

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2012

By	/S/ RICHARD F. SENNET
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2012